Filed Pursuant to Rule 497(a)

Registration No. 333-255589

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Announced: Carlyle Secured Lending 5nc2 $25 Senior Notes

Issuer / Ticker:	Carlyle Secured Lending, Inc. (CGBD)

Description:	$25 Par 5NC2 Senior Unsecured Notes

Expected Security Ratings:	DBRS Morningstar = BBB(high)*

Format:	SEC Registered

Maturity:	December 1, 2028

Denominations:	$25 and integral multiples thereof

Announced Size:	$50 million (2 million $25 par notes)

Price Guidance / Coupon Structure:	8.250 - 8.375% Fixed-for-Life

Payment Dates:	1st of March, June, September and December beginning March 1, 2024

Optional Redemption:	In whole or in part anytime on or after December 1, 2025 at par

DRD / QDI Eligible:	No

Use of Proceeds:	To repay a portion of the amount outstanding under CGBD’s senior secured revolving credit facility, to fund new investment opportunities, and for other general corporate purposes

Joint Bookrunners:	MS (B&D) / UBS

Co-Managers:	B Riley, TCG Capital Markets

Expected Listing:	NASDAQ

Timing:	Today’s Business

Settlement:	T+5 (November 20, 2023)**

CUSIP:	872280201

*	A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**

Under Rule 15c6-1 of the Exchange Act, trades in the secondary market are required to settle in two business days, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes prior to the second business day preceding the settlement date will be required, by virtue of the fact that the notes initially will settle in T+5, to specify alternative settlement arrangements to prevent a failed settlement.

The issuer has filed a registration statement (including a prospectus and related prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus supplement for this offering, the prospectus in that registration statement, and the other documents incorporated by reference into the prospectus supplement that the issuer has filed with the SEC, for more complete information about the issuer and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, you may obtain a copy of the prospectus supplement and the accompanying prospectus from Morgan Stanley & Co LLC at 1-866-718-1649 and UBS Securities LLC at 1-888-827-7275.

Disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.